FORM 8-K


                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported) 2/6/97


                          Latin American Casinos, Inc.

             (Exact Name of Registrant as specified in its Charter)




     Delaware                         33-434-23                 65-0159115
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(State or other                    (Commission File          (IRS Employer
Jurisdiction of Incorporation)           Number)         Identification Number)




3909 N.E. 163rd Street, Suite 202-B, North Miami Beach, FL           33160
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's Telephone Number, including area code: 305-945-9300
                                                    ------------




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Item 6.  Resignations of Registrant's Directors

     On February 6, 1997, Mr. George Edelson resigned his position as a director of Latin American Casinos, Inc. Mr. Edelson stated that he has decided to retire from the business.

     Mr. Edelson did not notify the Company of any disagreements with the Company on any matter relating to the Company's operations, policies or practices, nor is the Company aware of any such disagreements.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  17.01 Letter of resignation from the Board of Directors of the Company by George Edelson dated February 6, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 11, 1997                  LATIN AMERICAN CASINOS, INC.
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                                            By: /s/ Lloyd Lyons
                                                -----------------------------
                                                Lloyd Lyons, President